UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 4, 2011
HAWKINS, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-7647	41-0771293
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 East Hennepin Avenue
Minneapolis, MN	55413
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (612) 331-6910
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On March 1, 2010, we announced that our Chief Executive Officer, John R. Hawkins, was diagnosed with liver cancer. We had previously announced on February 23, 2010 that our Board of Directors had promoted Patrick H. Hawkins to President of our company effective March 29, 2010 as part of the Board’s succession planning efforts. On March 4, 2011, Patrick H. Hawkins issued a message to our employees regarding John R. Hawkins. A copy of that message is attached as Exhibit 99.1 to this Current Report on Form 8-K. At a meeting held March 4, 2011, the Board reaffirmed our company’s current succession plan.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1     Message to employees dated March 4, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWKINS, INC.
Date: March 4, 2011	/s/ Richard G. Erstad
Richard G. Erstad
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit	Description	Method of Filing
99.1	Message to employees dated March 4, 2011	Filed Electronically